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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 14, 2005
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49799 (Commission File Number)	87-0634302 (I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On June 14, 2005, Overstock.com, Inc. issued a press release announcing that its board of directors has authorized an amendment of its previously announced three-year stock repurchase program to include the repurchase of its Convertible Senior Notes. The board authorized the amendment under the previously announced $100 million repurchase program.

        The shares and/or debt under this amended program may be repurchased from time to time in open market transactions or otherwise, subject to market conditions and other factors, including blackout periods imposed by Overstock.com during which the Company prohibits its insiders and employees from trading in the Company's stock.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit 99.1	Press release dated June 14, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ DAVID K. CHIDESTER David K. Chidester Senior Vice President, Finance
Date:	June 14, 2005

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURE